UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 21, 2015, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing that the Company has signed an agreement with Thomson Reuters Corporation to acquire the Fiduciary Services and Competitive Intelligence unit from Thomson Reuters Lipper. The Company’s agreement with Thomson Reuters also includes a long term content and brand licensing services agreement in which Thomson Reuters Lipper will provide the Company with data on investment product classifications, pricing, performance, benchmarking, product asset positions, and product flows, ensuring continuity of underlying content and methodology. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release of Broadridge Financial Solutions, Inc. dated May 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 21, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/James M. Young Name: James M. Young Title: Corporate Vice President and Chief Financial Officer